UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                           reported) October 19, 2006


                           Build-A-Bear Workshop, Inc.
                ------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  001-32320                 43-1883836
  ------------------------       ---------------        ----------------------
      (State or Other              (Commission              (IRS Employer
      Jurisdiction of              File Number)           Identification No.)
       Incorporation)


            1954 Innerbelt Business Center Drive                63114
                    St. Louis, Missouri                     -------------
    ----------------------------------------------------      (Zip Code)
          (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
-------------------------------------------------------------

     On October 19, 2006, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, total revenue, net income, net retail sales, retail gross margin and diluted earnings per share for the third quarter of fiscal 2006. The press release also included expected earnings per diluted share for the full year of fiscal 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

     This information furnished in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item 2.02.


Item 9.01      Financial Statements and Exhibits.
-------------------------------------------------

(d) Exhibits

Exhibit Number     Description of Exhibit
--------------     ----------------------

99.1               Press Release dated October 19, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BUILD-A-BEAR WORKSHOP, INC.



Date: October 19, 2006                     By:   /s/ Tina Klocke
                                                 -------------------------------
                                           Name:   Tina Klocke
                                           Title:  Chief Financial Bear,
                                           Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit Number     Description of Exhibit
--------------     ----------------------

99.1               Press Release dated October 19, 2006